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Exhibit 99

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Orient-Express Hotels

June 2005

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Orient-Express Hotels

•                  Global hospitality and leisure company

•                  Exclusive focus on deluxe luxury market

•                  38 Hotels, 3 Restaurants, 6 Trains, 2 River Cruise Operations

•                  Distinguished luxury brand names

•                  Orient-Express, Hotel Cipriani, Copacabana Palace ‘21’ Club, Windsor Court, The Ritz

•                  Benefits of ownership

•                  Irreplaceable assets, high barriers to entry

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Distinguished Luxury Brand Names

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Physical and brand related barriers to entry

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Cipriani, Italy	Copacabana Palace, Brazil

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Venice Simplon-Orient-Express	‘21’ Club, New York

Global and Expanding

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N. America

• ‘21’ Club, New York
• Windsor Court Hotel, Louisiana
• Charleston Place, South Carolina
• The Inn at Perry Cabin, Maryland
• Keswick Hall, Virginia
• El Encanto, Santa Barbara
• La Samanna (Caribbean)
• Maroma Resort and Spa (Mexico)

Europe

• Hotel Cipriani & Palazzo Vendramin, Italy
• Hotel Splendido & Splendido Mare, Italy
• Villa San Michele, Italy
• Hotel Caruso, Italy
• Grand Hotel Europe, Russia
• The Ritz, Madrid, Spain
• La Residencia, Mallorca, Spain
• Reid’s Palace, Madeira, Portugal
• Lapa Palace, Lisbon, Portugal
• Le Manoir aux Quat’Saisons, England
• Harry’s Bar, England
• Hôtel de la Cité, France

S.E Asia

• The Governor’s Residence, Yangon,
• La Résidence d’Angkor, Siem Reap
• La Résidence, Luang Prabang
• Jimbaran Puri Bali
• Ubud Hanging Gardens, Bali
• Napasai, Koh Samu, Thailand

Rest of the world

• Copacabana Palace, Brazil
• Mount Nelson Hotel, South Africa
• Orient-Express Safaris, Botswana
• The Westcliff, South Africa
• The Observatory Hotel, Australia
• Lilianfels Blue Mountain, Australia
• Hotel Monasterio, Peru
• Machu Picchu Sanctuary Lodge, Peru
• Miraflores Park Hotel, Peru
• Bora Bora Lagoon Resort, South Pacific
• La Cabaña, Argentina

Trains & Cruises

• Venice Simplon-Orient-Express, Europe
• British Pullman, UK
• Northern Belle, UK
• Royal Scotsman, UK
• Eastern & Oriental Express, Asia
• Road To Mandalay, Myanmar (River Vessel)
• Peru Rail, Peru
• Hiram Bingham Train, Peru
• Afloat in France

Dark red: Added since 2002

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Orient-Express Upside

•                  Recovery Potential

•                  Margin Recovery

•                  Occupancy Recovery

•                  Limited Supply

•                  Continued investment during downturn

•                  Expansions and Improvements

•                  New Acquisitions

•                  Property Development

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Upside: Margin Recovery

$30m shortfall in EBITDA versus 2000 margins

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* Excludes gain on sale of hotel Quinta do Lago

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Margin Recovery

SS RevPAR – Local Currency	EBITDA Margin Improvement

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1% improvement is $4m impact on annual EBITDA

* Excludes gain on sale of Hotel Quinta do Lago

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Occupancy Recovering:  Space Still Available

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2005 bookings currently up 7% over prior year

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Limited luxury supply pipeline

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* Full service includes luxury upper-upscale and upscale

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Expansions and Improvements

$90m invested during downturn

		$m
Major Projects
Maroma	Refurbishment and expansion	8
Inn at Perry Cabin	Expansion	25
Caruso	Under construction	20
Lilianfels	Refurbishment, pool and spa	7
		60
Other Projects
Cipriani, Splendido	New suites, spas
Westcliff	Conference facility
Miraflores	Total refurbishment	30
Bora Bora	Pool, spa, refurbishment
La Residencia	New suites
Keswick Hall	Pool, golf course and restaurant

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Acquisitions:  OEH Competitive Edge

•                  Global experience and ability to close

•                  Compelling track record

•                  E.g. Peru, Spain, Russia

•                  Attractive buyer

•                  Reputation for excellence

•                  Brand preservation

•                  Strong financial relationships

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Investing During the Downturn

Year	Property	Structure	Value Trigger	Initial Investment
				($m)
2002	La Residencia, Mallorca	6.7 x EBITDA purchase	Virgin Atlantic cash squeeze (9/11)	40
	Le Manoir aux Quat’Saisons	6.7 x EBITDA purchase	Virgin Atlantic cash squeeze (9/11)

2003	The Ritz Madrid	50/50 JV	Meridien melt-down (9/11)	25

2003	Pansea			8
	• The Governor’s Residence, Yangon • La Résidence d’Angkor, Siem Reap • La Résidence, Luang Prabang • Jimbaran Puri Bali • Ubud Hanging Gardens, Bali • Napasai, Koh Samui, Thailand	Convertible loan Agreement to purchase rest at 8 x EBITDA	SARS flu

2004	Afloat in France	50% acquired, agreement to purchase	Iraq: US-based tourists shun Europe and France	4
	Royal Scotsman	rest at 6 - 7 x EBITDA

2004	El Encanto, Santa Barbara	Acquisition for less then $300K per key	Family inheritance	26

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The Ritz, Madrid	Napasai, Thailand

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La Residencia, Mallorca	Afloat in France

Major 2005 investment: Grand Hotel Europe

•                  301 rooms, prime location in St Petersburg

•                  $270 ADR, 64% occupancy

•                  $33m revenue, $17m EBITDA

•                  Strong growing market

•                  5 million population, 4th largest city in Europe

•                  Good leisure/business mix

6x EBITDA purchase multiple:  Strongly accretive

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Grand Hotel Europe, St. Petersburg

Property Development

•                  Active

•                  Keswick Hall

•                  La Samanna

•                  Future

•                  Maroma

•                  Bora Bora

•                  Inn at Perry Cabin

A high profit activity for other players

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La Samanna, St. Martin

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•                  French side

•                  10 villas

•                  20 more planned

•                  Dutch side

•                  169 condominiums

•                  Retail (60,000 sq ft), 3 restaurants

•                  Marina (7 mega-yacht berths)

… residual land for further development

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Financial Highlights

Financial Results for Fiscal Years Ending December 31

	$’m
	2000	2001	2002	2003 (1)	2004
Revenue (2)	276	261	289	330	369

EBITDA	84	69	67	65	79

Net Earnings	40	30	25	20	28

EPS ($)	1.43	0.97	0.82	0.62	0.82

EBITDA Margin (%)	30%	26%	23%	20%	21%

(1) Excluding gain on sale of Hotel Quinta do Lago

(2) Includes earnings from unconsolidated companies

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Financial Highlights

Balance Sheet – Hidden Equity

	31 March, 2005
	$’m
Assets

Cash	69
Current assets	102
Fixed assets and investments	1,108	Historical depreciated cost
Intangible and other assets	85
	1,364
Liabilities

Current liabilities	152
Debt	544
Other	18
Shareholder’s equity	650
	1,364

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First Quarter Results:

Seasonally loss making quarter

$’m	Q1 2005	Q1 2004	Change (%)

Revenue (1)	82	66	+24%

EBITDA	9	6	+50%

Net loss	(2)	(5)	+60%

EPS($)	(0.04)	(0.13)	+69%

EBITDA Margin (%)	11%	9%

Same store RevPAR

US Dollar	+17%
Local currency	+14%

(1) Includes earnings from unconsolidated companies

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Sea Containers

•                  SC ownership reduces from 42% down to 25%

•                  OEH free float increased by 50% (excluding SC owned shares)

•                  No cross-guarantee or cross-default clauses

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OEH Upside:  Summary

•                  Margin recovery potential

•                  Improvements and expansions

•                  New acquisitions

•                  Competitive edge as purchaser

•                  Grand Hotel Europe

•                  Property development

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ORIENT-EXPRESS HOTELS LTD.

Management believes that EBITDA (net earnings adjusted for interest, tax, depreciation and amortization) is a useful measure of operating performance, for example to help determine the ability to incur capital expenditure or service indebtedness, because it is not affected by non-operating factors such as leverage and the historic cost of assets.  EBITDA is also a financial performance measure commonly used in the hotel and leisure industry, although the company’s EBITDA may not be comparable in all instances to that disclosed by other companies.  EBITDA does not represent net cash provided by operating, investing and financing activities under U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund all cash flow needs, and should not be considered as an alternative to earnings from operations or net earnings under U.S. generally accepted accounting principles for purposes of evaluating operating performance.

This presentation and the accompanying oral remarks by management contain, in addition to historical information, forward-looking statements that involve risks and uncertainties.  These include statements regarding earnings growth, investment plans and similar matters that are not historical facts.  These statements are based on management’s current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements.  Factors that may cause a difference include, but are not limited to, those mentioned in the presentation and oral remarks, unknown effects on the travel and leisure markets of terrorist activity and any police or military response, varying customer demand and competitive considerations, realization of bookings and reservations as actual revenue, inability to sustain price increases or to reduce costs, fluctuations in interest rates and currency values, adequate sources of capital and acceptability of finance terms, possible loss or amendment of planning permits and delays in construction schedules for expansion projects, delays in reopening properties closed for refurbishment and possible refurbishment cost overruns, shifting patterns of tourism and business travel and seasonality of demand, adverse local weather conditions, changing global and regional economic conditions, and legislative, regulatory and political developments.  Further information regarding these and other factors is included in the filings by the company and Sea Containers Ltd. with the U.S. Securities and Exchange Commission.

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Orient-Express Hotels

June 2005

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